Exhibit 21.1
Subsidiaries of the Registrant

1015 18th Street Holdings, LLC
1015 18th Street Owner, LLC
13861 Sunrise Valley Drive Mezz, LLC
13861 Sunrise Valley Drive Owner, LLC
13865 Sunrise Valley Drive Mezz, LLC
13865 Sunrise Valley Drive Owner, LLC
1800 M Owner GP, LLC
1800 M REIT GP, LLC
1800 M Street Owner, LP
1800 M Street REIT, LP
1800 M Street TRS, LP
1800 M Street Venture, LP
229 West 43rd Street Condominium
2525 Network Drive Mezz, LLC
2525 Network Drive Owner, LLC
35 Medford Owner, LLC
49th Avenue Maple Member, LLC
575 Lex Parent, L.L.C.
575 Lex PO Member, L.L.C.
575 Lex Property Owner, L.L.C.
60 Canal Owner, LLC
716 Ritchie Road Owner, LLC
880 Broadway Mezz, LLC
880 Broadway Owner, LLC
880 Broadway Tenant, LLC
888 Broadway Venture, LLC
Ash Urban Renewal Development, LLC
Austell Maple Member, LLC
Boynton Gateway Owner, LLC
Boynton Holdings JV LLC
Boynton Parking Owner LLC
COLUMBIA DEVELOPMENT TRS 13, LLC
COLUMBIA DEVELOPMENT TRS 87, LLC
COLUMBIA FACILITIES MANAGEMENT II, LLC
COLUMBIA FACILITIES MANAGEMENT, LLC
COLUMBIA FUNDSUB MANAGEMENT CO., LLC
COLUMBIA FUNDSUB MANAGEMENT SERVICES, LLC
Columbia KCP TRS, LLC
Columbia Market Square GP, LLC
Columbia MSQ TRS, LLC
Columbia OP LP, LLC
COLUMBIA PROPERTY TRUST ACQUISITIONS, LLC
COLUMBIA PROPERTY TRUST ADVISORY SERVICES, LLC
Columbia Property Trust Leasing, LLC
Columbia Property Trust Operating Partnership, L.P.
COLUMBIA PROPERTY TRUST SERVICES, LLC
Columbia Property Trust TRS, LLC
COLUMBIA PROPERTY TRUST, INC.
COLUMBIA REAL ESTATE MANAGEMENT, LLC
Columbia REIT - 114 Fifth Ave, LLC

Columbia REIT - 116 Huntington, LLC
Columbia REIT - 149 Madison, LLC
Columbia REIT - 1800 M REIT GP, LLC
Columbia REIT - 1800 M REIT LP, LLC
COLUMBIA REIT - 201 CALIFORNIA, LLC
COLUMBIA REIT - 218 W. 18TH LLC
Columbia REIT - 221 Main Street GP, LLC
Columbia REIT - 221 Main Street, LP
Columbia REIT - 229 W. 43rd Street, LLC
Columbia REIT - 245-249 W. 17th LLC
COLUMBIA REIT - 250 CHURCH INVESTOR, LLC
COLUMBIA REIT - 250 CHURCH MEMBER, LLC
Columbia REIT - 315 Park Avenue South, LLC
Columbia REIT - 333 Market Street GP, LLC
Columbia REIT - 333 Market Street, LP
Columbia REIT - 650 California, LLC
COLUMBIA REIT - 799 BROADWAY, LLC
COLUMBIA REIT - LCC RETAIL, LLC
Columbia REIT - Market Square East & West, LLC
L&L Normandy Terminal Asset Manager LLC
L&L Normandy Terminal Development Manager LLC
L&L Normandy Terminal Property Manager LLC
Legacy Maple 575 Incentive Holdings, LLC
Maiden Lane Asset Manager LLC
MAPLE 1 FARLEY HOLDINGS, LLC
MAPLE 1 FARLEY INCENTIVE, LLC
MAPLE 1 FARLEY MEZZ, LLC
MAPLE 1 FARLEY OPTION, LLC
MAPLE 1 FARLEY OWNER, LLC
Maple 250 Church Investor, LLC
MAPLE 3P KRL 175 PEARL HOLDINGS, LLC
Maple 3P KRL 175 Pearl Mezz, LLC
Maple 3P KRL 175 Pearl Owner, LLC
Maple 3P Pearl Holdings, LLC
Maple 3P Pearl Incentive, LLC
Maple 49th Avenue Holdings, LLC
Maple 49th Avenue Member, LLC
Maple 49th Avenue Mezz, LLC
Maple 49th Avenue Owner II, LLC
MAPLE 49TH PROMOTE CORP.
Maple 49th SSG Promote, LLC
MAPLE 575 LEX CO-INVEST GP, LLC
MAPLE 575 LEX CO-INVEST-A, LP
MAPLE 575 LEX MANAGER, LLC
MAPLE 575 LEX MEMBER, LLC
Maple 799 Broadway Member, LLC
Maple 80 Maiden Co-Invest GP, LLC
Maple 80 Maiden Co-Invest, LP
MAPLE 80 MAIDEN MINORITY MEZZ OWNER, LLC
Maple 80 Maiden Minority Mezz, LLC
Maple 80 Maiden Minority Owner, LLC
Maple 888 Fund Investor, LLC
Maple 888 Incentive Manager, LLC

Maple 888 JV Investor, LLC
Maple AG 575 REIT, LLC
Maple AG Incentive Holdings, LLC
Maple Austell Member, LLC
MAPLE BOSTON HOLDINGS, LLC
MAPLE C 250 CHURCH HOLDINGS, LLC
Maple C 250 Church Member, LLC
Maple C 250 Church Owner, LLC
Maple C 799 Broadway Holdings II, LLC
Maple C 799 Broadway Mezz II, LLC
Maple C 799 Broadway Owner II, LLC
Maple Drake 49th Avenue Incentive Co. Member, LLC
Maple Drake Austell Holdings, LLC
Maple Drake Austell Mezz, LLC
Maple Drake Austell Owner, LLC
Maple H 880 Broadway Investor, LLC
Maple Hampshire 395 Main Street Holdings, LLC
Maple K 43-10 23rd St Holdings, LLC
Maple K 43-10 23rd St Member, LLC
Maple K 43-10 23rd St Owner, LLC
Maple Keystone 49th Avenue Incentive Co., LLC
Maple Keystone 49th Avenue Investor, LLC
Maple Keystone 49th Avenue Member, LLC
Maple PG Ritchie Road Holdings LLC
Maple SSG 49th Holdings, LLC
Maple Terminal Feeder I, LLC
Maple Terminal Member, LLC
Maple UD Pearl Holdings, LLC
Maple UD Pearl Member, LLC
Needham Nine Holdings, LLC
Needham Nine Mezz, LLC
Needham Nine Owner, LLC
NK 80 Maiden Holdings, LLC
NK 80 Maiden Mezz, LLC
NK 80 Maiden Owner, LLC
Normandy 1370, LLC
Normandy Austell Holdco 1, LLC
Normandy Austell Holdco 2, LLC
Normandy Maple 80 Maiden Investor, LLC
Normandy Needham Member, LLC
Normandy Opportunity Zone Fund GP, LLC
NORMANDY OPPORTUNITY ZONE FUND INCENTIVE VEHICLE, LLC
Normandy Opportunity Zone Fund LP, LLC
Normandy Opportunity Zone Fund, LP
NORMANDY REAL ESTATE FUND III GP, LLC
NORMANDY REAL ESTATE FUND III LP, LLC
NORMANDY REAL ESTATE FUND III, LP
Normandy Real Estate Fund IV GP, LLC
Normandy Real Estate Fund IV LP, LLC
Normandy Real Estate Fund IV, LP
NORMANDY VENTURE PARTNERS III, LLC
Normandy Venture Partners IV, LLC
Normandy Venture Partners OZF, LLC

NORMANDY VENTURE PARTNERS POOLING III, LLC
Normandy Venture Partners Pooling IV, LLC
NORMANDY VENTURE PARTNERS POOLING OZF, LLC
NOZF 395 Main Street Investor, LLC
NOZF Acquisitions, LLC
NOZF Boynton Investor, LLC
NOZF QOZB Vehicle 1 LLC
NOZF QOZB Vehicle 1 Sub Manager LLC
NOZF Ritchie Road Investor, LLC
NOZF Stonefield Residential Investor, LLC
NREF III 1015 18th Street Investor, LLC
NREF III 575 LEX HOLDINGS, LLC
NREF III Incentive Holdings, LLC
NREF III Maple 80 Maiden Investor, LLC
NREF III NOVA Investor, LLC
NREF III REIT, LLC
NREF IV 1 FARLEY MEMBER, LLC
NREF IV 799 Broadway Member, LLC
NREF IV Acquisitions, LLC
NREF IV Feeder, LLC
NREF IV Gateway Member, LLC
NREF IV Holdings, LLC
NREF IV REIT Holdings, LLC
NREF IV REIT Manager, LLC
NREF IV Terminal Member, LLC
NREF IV Versar Member, LLC
NREF-CT NOVA FOP Borrower, LLC
NREF-CT NOVA, LLC
NREM 80 Maiden Holdings, LLC
Presidents Park Holdings, LLC
Presidents Park Investor, LLC
Presidents Park Manager, LLC
Rockville - 401 North Washington Street Holdings LLC
Rockville - 401 North Washington Street Owner LLC
Versar Holdings, LLC
Versar Property Owner, LLC
Wilson NPB, LLC
WNK MAIDEN MANAGEMENT LLC